UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.
EQUITY VALUE FUND
ANNUAL REPORT TO SHAREHOLDERS
as of October 31, 2010
This information must be preceded or accompanied
by a current prospectus for the Fund described.
Investors should read the prospectus carefully
before investing.

HGK Equity Value Fund

October 31, 2010
TABLE OF CONTENTS

Manager’s Discussion and Analysis of Fund Performance	2
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Disclosure of Fund Expenses	16
Trustees and Officers of The Advisors’ Inner Circle Fund	17
Board Considerations in Re-Approving the Advisory Agreement	22
Notice to Shareholders	24
The Fund files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (i) without charge, upon request, by calling 1-877-DIAL-HGK; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
Performance Summary
For the twelve months ended October 31, 2010, the Fund returned 8.90%. The Fund’s performance benchmark, the Russell 1000 Value Index, posted a return of 15.72% over the same period while the S&P 500 Index returned 16.52%.
2010 Equity Commentary
Equity markets posted strong gains in the third quarter as investors were encouraged by better than expected employment, consumer spending, and manufacturing data. In September, investors put aside fears of a double dip recession and with renewed conviction in a sustainable economic recovery bought stocks in all economic sectors, market capitalization ranges, and investment styles. Within the quarter, however, markets experienced a great deal of turbulence as the S&P 500 experienced its second best July in thirteen years, its worst August in nine years, and its best September in more than fifty years. These wild market swings have coincided with the most recently released economic data.
Our contention has been that the economy will not re-enter a recession but that economic growth will be less robust than in previous recoveries given several structural impediments: high levels of government and consumer debt, a tepid employment picture, financial regulation, and the prospects of increased taxation. We believe that these factors will impede the rate and magnitude of economic recovery. Increased debt levels have typically been a catalyst for recovery cycles by enabling spending growth ahead of income gains. However, with debt levels already near all time highs, it is difficult to foresee how the Federal and municipal governments, as well as consumers will be able to borrow enough to significantly aid capital investment and consumer spending. This is evident in the employment picture, as we are currently experiencing the slowest post-recession employment growth in more than half a century. The winding down of economic stimulus spending and extended unemployment benefits may exacerbate the problem. Federal banking regulations that increase capital and liquidity requirements will further deprive the economy of much needed lendable funds leading to a decline in money supply. In fact, the forecast for 2011 M3 (broadest measure of money supply) is a decline of 5.9%, the biggest decline since 1959. Additionally, Americans are facing the prospect of a likely increase in taxes that will be levied to offset the historically high levels of debt to GDP, which will inhibit growth and reduce disposable income. While the aforementioned structural impediments will dampen the magnitude of recovery, we do not foresee a return to a recessionary economic environment on the horizon. Inflation is benign and the Federal Reserve has repeatedly telegraphed its intentions to keep interest rates very low for an extended period. Further quantitative easing by the Federal Reserve and other central banks coupled with the possible extension of the Bush tax cuts would serve to further benefit equity prices.
Stock market leadership typically develops over the course of an investment cycle. During the early phase, high volatility and low quality stocks typically outperform followed by the most economically sensitive stocks in the early to mid part of the cycle. As the cycle begins to mature, companies with the strongest earnings fundamentals and attractive valuations tend to exhibit market leadership. The ability to generate alpha on the part of active managers has been extremely difficult over the past several quarters, due to high correlations of equity returns. In recent months market leadership has flipped back and forth among low quality, volatility, and high quality themes. Most active portfolio managers add alpha by focusing on earnings fundamentals and value (relative or absolute). This strategy has proven difficult recently as highly leveraged speculative securities with below average corporate performance have outperformed the broad market, resulting in a convergence of valuations. Given the current valuation convergence and our view that the economy is headed for a measured recovery, we believe that strategies which focus on fundamentals and valuation should once again witness opportunities to generate alpha. Larger-cap companies, as well as firms with high returns on equity and above average long-term growth rates are now trading at a substantial discount to historical valuations and present an attractive investment opportunity.

In the current low interest rate environment and with relatively attractive equity earnings yields versus bond yields, stocks look attractive. Additionally, the high level of cash sitting in money market funds coupled with a potential shift away from fixed income could support higher equity prices. We believe there is great opportunity to generate alpha from security selection as we are positioned for a return to a more normal market environment. Our expectations are for profits to continue to grow, but at a slower rate of change reflecting a maturation of the business cycle. If concerns surrounding a double dip recession continue to subside, factors driving high correlations should diminish, allowing investors to focus on company fundamentals. Many larger-cap, high quality stocks are currently trading at the low end of their historical valuations. These companies have the financial flexibility, cash flow generation, and competitive strength to expand and grow earnings, as well as return capital to shareholders via increased dividends and share repurchases which further enhance their appeal in a slow growth economy. We are finding attractively valued, high quality, larger cap companies in every sector but our focus is still somewhat defensive, emphasizing companies and industries which are less dependent on economic growth and consumer spending. As a result our weightings are relatively balanced to the market with modest overweights in Healthcare, Technology, Energy and Consumer Staples.
Michael Pendergast, CFA
Managing Director / Chief Investment Officer
HGK Asset Management, Inc.
This represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research nor investment advice.
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index® is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies of leading industries within the U.S. economy.

Comparison of Change in the Value of a $10,000 Investment in the HGK Equity Value Fund,
versus the Russell 1000 Value Index and the S&P 500 Index.
Average Annual Total Return(1)
For Period Ended October 31, 2010

One Year	3 Year	5 Year	10 Year
Return	Return	Return	Return
8.90%	-8.20%	1.23%	2.60%

(1)	The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

(2)	See definition of comparative indices on page 3.

Sector Weightings (Unaudited)†

October 31, 2010

†	Percentages based on total investments.
Schedule of Investments

		Value
HGK EQUITY VALUE FUND	Shares	(000)

Common Stock (95.8%)
Aerospace & Defense (4.5%)
General Dynamics	3,000	$204
United Technologies	2,400	180

		384

Agricultural Operations (1.3%)
Archer-Daniels-Midland	3,200	107

Apparel Manufacturers (1.7%)
VF	1,700	141

Banks (9.5%)
Bank of America	12,200	140
JPMorgan Chase	5,200	196
PNC Financial Services Group	2,600	140
State Street	4,200	175
Wells Fargo	6,000	156

		807

Beauty Products (2.0%)
Colgate-Palmolive	2,200	170

Chemicals (1.4%)
PPG Industries	1,600	123

Computers & Services (1.4%)
International Business Machines	850	122

Electrical Services (6.6%)
American Electric Power	5,500	206
Entergy	2,300	172
PPL	7,000	188

		566

Entertainment (3.0%)
Carnival	2,900	125
Comcast, Cl A	6,400	132
Time Warner Cable, Cl A	1	—

		257

Financial Services (4.1%)
Capital One Financial	4,000	149
Goldman Sachs Group	1,250	201

		350

Food, Beverage & Tobacco (2.5%)
PepsiCo	3,200	209

Household Products (2.4%)
Kimberly-Clark	3,200	203

Industrials (1.7%)
General Electric	8,900	142

Insurance (6.6%)
Allstate	5,900	180
MetLife	4,300	173
Travelers	3,800	210

		563

Machinery (2.6%)
Danaher	5,000	217

Medical Products & Services (8.3%)
Johnson & Johnson	3,200	204
McKesson	2,300	152
St. Jude Medical*	4,450	170
UnitedHealth Group	5,000	180

		706

Metals (1.5%)
Freeport-McMoRan Copper & Gold	1,350	128

Oil Field Services (3.4%)
Diamond Offshore Drilling	1,100	73
National Oilwell Varco	4,000	215

		288

Petroleum & Fuel Products (2.1%)
Apache	1,800	182

Petroleum Refining (7.9%)
Chevron	3,000	248
ConocoPhillips	3,900	232
Marathon Oil	5,500	195

		675

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

October 31, 2010

		Value
HGK EQUITY VALUE FUND	Shares	(000)

Pharmaceuticals (6.4%)
Eli Lilly	4,700	$165
Merck	4,900	178
Pfizer	11,600	202

		545

Retail (4.8%)
Best Buy	2,900	125
CVS Caremark	6,000	181
Kohl’s*	2,000	102

		408

Semi-Conductors/Instruments (2.0%)
Intel	8,600	172

Software (1.8%)
Oracle	5,200	153

Telephones & Telecommunications (6.3%)
AT&T	6,600	188
Cisco Systems*	7,200	164
Verizon Communications	5,800	188

		540

Total Common Stock (Cost $8,286)		8,158

Short-Term Investment (4.0%)
AIM Liquid Assets Institutional Money Market Fund, 0.200% (A)	340,853	341

Total Short-Term Investment (Cost $341)		341

Total Investments — 99.8% (Cost $8,627)		$8,499

Percentages are based on Net Assets of $8,513(000).

*	Non-income producing security.

Cl	Class

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)

October 31, 2010

HGK
Equity Value
Fund

Assets:
Investments at Value (Cost $8,627)	$8,499
Receivable for Capital Shares Sold	40
Receivable for Investment Securities Sold	33
Receivable due from Investment Adviser	27
Dividend and Interest Receivable	13
Prepaid Expenses	8

Total Assets	8,620

Liabilities:
Payable for Investment Securities Purchased	32
Income Distribution Payable	8
Payable due to Investment Adviser	7
Payable due to Administrator	11
Chief Compliance Officer Fees Payable	3
Payable due to Distributor	2
Payable due to Trustees	2
Other Accrued Expenses	42

Total Liabilities	107

Net Assets	$8,513

Net Assets Consist of:
Paid-in Capital	$10,628
Accumulated Net Realized Loss on Investments	(1,987)
Net Unrealized Depreciation on Investments	(128)

Net Assets	$8,513

Investor Class Shares:
Outstanding Shares of Beneficial Interest(1) (unlimited authorization — no par value)	1,048,696

Net Asset Value	$8.12

(1)	Shares have not been rounded
The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)

For the year ended October 31, 2010

HGK
Equity Value
Fund

Investment Income:
Dividend Income	$207

Total Investment Income	207

Expenses:
Administration Fees	125
Investment Advisory Fees	78
Distribution Fees	22
Chief Compliance Officer Fees	10
Trustees’ Fees	9
Transfer Agent Fees	68
Professional Fees	61
Registration and Filing Fees	18
Printing Fees	13
Custodian Fees	3
Insurance and Other Fees	8

Total Expenses	415
Less:
Reimbursement from Investment Adviser (Note 5)	(237)
Investment Advisory Fees Waived (Note 5)	(78)
Fees Paid Indirectly (Note 4)	—

Net Expenses	100

Net Investment Income	107

Net Realized Loss on Investments	(347)
Net Change in Unrealized Appreciation (Depreciation) on Investments	983

Net Realized and Unrealized Gain on Investments	636

Net Increase in Net Assets Resulting from Operations	$743

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)

For the years ended October 31,

	HGK
	Equity Value
	Fund
	2010	2009

Operations:
Net Investment Income	$107	$107
Net Realized Loss on Investments	(347)	(1,528)
Net Change in Unrealized Appreciation (Depreciation) on Investments	983	2,295

Net Increase in Net Assets Resulting from Operations	743	874

Dividends and Distributions:
Net Investment Income	(107)	(107)
Net Realized Gain	—	(259)

Total Dividends and Distributions	(107)	(366)

Capital Share Transactions:
Issued	1,391	296
Reinvestment of Distributions	92	343
Redeemed	(2,396)	(766)

Net Decrease in Net Assets from Capital Share Transactions	(913)	(127)

Total Increase (Decrease) in Net Assets	(277)	381

Net Assets:
Beginning of Year	8,790	8,409

End of Year	$8,513	$8,790

Undistributed Net Investment Income	$—	$—

Share Transactions:
Issued	177	48
Reinvestment of Distributions	12	53
Redeemed	(305)	(119)

Net Decrease in Shares Outstanding from Share Transactions	(116)	(18)

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a share outstanding throughout each year
For the years ended October 31,

												Ratio of Expenses
			Net									to Average	Ratio
	Net		Realized and					Net		Net		Net Assets	of Net
	Asset		Unrealized		Dividends	Distributions		Asset		Assets	Ratio	(Excluding Waivers,	Investment
	Value,	Net	Gains		from Net	from	Total	Value,		End of	of Expenses	Reimbursements	Income	Portfolio
	Beginning	Investment	(Losses) on	Total from	Investment	Realized	Dividends and	End of	Total	Year	to Average	and Fees Paid	to Average	Turnover
	of Year	Income(1)	Investments	Operations	Income	Gain	Distributions	Year	Return†	(000)	Net Assets	Indirectly)	Net Assets	Rate
HGK Equity Value Fund — Investor Class Shares*
2010	$7.55	$0.10	$0.57	$0.67	$(0.10)	$—	$(0.10)	$8.12	8.90%	$8,513	1.15%	4.79%	1.24%	42%
2009	7.11	0.09	0.66	0.75	(0.09)	(0.22)	(0.31)	7.55	11.46	8,790	1.50	5.28	1.36	40
2008	13.02	0.11	(4.22)	(4.11)	(0.11)	(1.69)	(1.80)	7.11	(36.28)	8,409	1.51 (2)	3.40	1.08	45
2007	12.03	0.08	1.65	1.73	(0.08)	(0.66)	(0.74)	13.02	14.88	17,794	1.51 (2)	3.01	0.63	66
2006	10.77	0.10	1.91	2.01	(0.10)	(0.65)	(0.75)	12.03	19.63	15,215	1.51 (2)	3.43	0.89	60

*	Formerly Class A Shares

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect, if they had not been in effect, performance would have been lower.

(1)	Per share data calculated using average shares method.

(2)	The ratio of expenses to average net assets excludes the effect of fees paid indirectly. If the expense offsets were included, the ratio would have been 1.50%.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
October 31, 2010
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the HGK Equity Value Fund (the “Fund”). The investment objective of the Fund is long-term appreciation. The Fund invests primarily (at least 80% of its net assets) in common stocks of U.S. companies with market capitalizations of more than $5 billion. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2010, there were no securities valued in accordance with the Fair Value Procedures.
In accordance with GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Notes to Financial Statements (continued)
October 31, 2010
•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of October 31, 2010, all of the Fund’s investments are Level 1. For details of the investment classifications, reference the Schedule of Investments.
During the year ended October 31, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities and there have been no significant transfers between Level 2 and Level 3 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities. For the year ended October 31, 2010, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.
Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.
Dividends and Distributions to Shareholders —Dividends from net investment income, if any, are declared and paid monthly to shareholders. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

Notes to Financial Statements (continued)

October 31, 2010
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services at an annual rate of 0.18% of the first $250 million, 0.14% of the next $250 million, and 0.10% of any amount above $500 million of the Fund’s average daily net assets. There is a minimum annual fee of $125,000, plus $15,000 for each additional class.
The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on November 14, 2005. The Trust has adopted a distribution plan that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.
During the year ended October 31, 2010, the Fund earned cash management credits of $16 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
5. Investment Advisory Agreements:
The Trust and HGK Asset Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement dated August 15, 1994, under which the Adviser receives an annual fee equal to 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Fund from exceeding 0.98% of the Fund’s average daily net assets. Prior to March 1, 2010, the Adviser had contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Fund from exceeding 1.50% of the Fund’s average daily net assets.
6. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than short-term investments and U.S. Government Securities, for the year ended October 31, 2010, were as follows (000):

Sales	$4,366
Purchases	3,440
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate in the period that the differences arise. There were no permanent differences for the year ended October 31, 2010.
The tax character of dividends and distributions paid during the two years were as follows (000):

		Long-Term
	Ordinary	Capital
	Income	Gain	Total
2010	$107	$—	$107
2009	$107	$259	$366
As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$7
Capital Loss Carryforwards	(1,895)
Unrealized Depreciation	(219)
Other Temporary Differences	(8)

Total Accumulated Losses	$(2,115)

Notes to Financial Statements (concluded)

October 31, 2010
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2010, there were $365 (000) of capital loss carryforwards, which expire October, 2018 and $1,530 (000) of capital loss carryforwards, which expire October, 2017.
At October 31, 2010, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes, primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2010, were as follows (000):

Federal Tax Cost	$8,718

Aggregate gross unrealized appreciation	$787
Aggregate gross unrealized depreciation	(1,006)

Net unrealized depreciation	$(219)

8. Other:
At October 31, 2010, 28% of total shares outstanding were held by two record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several various shareholders.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
9. Subsequent Events:
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
HGK Equity Value Fund of The Advisors’ Inner Circle Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the HGK Equity Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HGK Equity Value Fund of The Advisors’ Inner Circle Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
December 22, 2010

Disclosure of Fund Expenses

October 31, 2010
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/10	10/31/10	Ratios	Period*

HGK Equity Value Fund

Actual Fund Return	$1,000.00	$987.80	0.98%	$4.91
Hypothetical 5% Return	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2010.

Number of
Portfolios
		Term of		in The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P,, SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

				Number of
				Portfolios
		Term of		in The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS (continued)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976- 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987-December 1993.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

				Number of
				Portfolios
		Term of		in The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS (continued)

GEORGE J. SULLIVAN, JR. 67 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	34	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self- Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	34	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	34	Director, Crown Pacific, Inc. Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.	34	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Portfolios
		Term of		in The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS (continued)

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.	34	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

OFFICERS

PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004- 2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission — Division of Investment Management, 2003.	N/A	N/A

CAROLYN F. MEAD 53 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young 2004- 2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Portfolios
		Term of		in The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served	During Past 5 Years	Board Member	Held by Board Member

OFFICERS (continued)

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING.	N/A	N/A

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997- 1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005 — 2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Board Considerations in Re-Approving the Advisory Agreement

October 31, 2010 (Unaudited)
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on May 18-19, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, ownership structure, assets under management, personnel, risk management, best execution, use of soft dollars and business plan. The representative also reviewed the various platforms for which the Fund was currently selected. The Adviser’s representative noted that the Adviser had added sales and marketing personnel during the past year and discussed current efforts to place the Fund on certain additional platforms and other distribution initiatives. The representative also reviewed the Fund’s portfolio composition with respect to sector allocation. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

Board Considerations in Re-Approving the Advisory Agreement (concluded)

October 31, 2010 (Unaudited)
The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment Performance of the Fund and the Adviser. The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark indices and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that although the Fund underperformed its benchmark over recent periods of time, its long-term performance was in line with its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.
Costs of Advisory Services, Profitability and Economies of Scale. In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the Fund’s advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

NOTICE TO SHAREHOLDERS
OF
THE HGK EQUITY VALUE FUND
(Unaudited)
For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying For
Long-Term	Ordinary		Corporate	Qualifying	Interest	Short-Term
Capital Gain	Income	Total	Dividends Rec.	Dividend	Related	Capital Gain
Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Dividends (3)	Dividends (4)
0.00%	100.00%	100.00%	100.00%	100.00%	0.31%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after December 31, 2009.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investor. This provision of the IRC will be expiring for years beginning after December 31, 2009.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Trust:
The Advisors’ Inner Circle Fund
Fund:
HGK Equity Value Fund
Adviser:
HGK Asset Management, Inc.
Distributor:
SEI Investments Distribution Co.
Administrator:
SEI Investments Global Funds Services
Legal Counsel:
Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm:
Ernst & Young LLP
For information call: 1-877-DIAL-HGK
HGK-AR-001-0900

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust
PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

			2010			2009
					All other fees			All other fees
				All fees and	and services		All fees and	and services
			All fees and	services to	to service	All fees and	services to	to service
			services to	service	affiliates that	services to	service	affiliates that
			the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
			were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
			approved	approved	approval	approved	approved	approval
(a	)	Audit Fees	$211,890	$0	$0	$244,818	$0	$0
(b	)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c	)	Tax Fees	$55,000	$0	$0	$0	$0	$0
(d	)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

			2010			2009
					All other fees			All other fees
				All fees and	and services		All fees and	and services
			All fees and	services to	to service	All fees and	services to	to service
			services to	service	affiliates that	services to	service	affiliates that
			the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
			were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
			approved	approved	approval	approved	approved	approval
(a	)	Audit Fees	$259,524	N/A	N/A	$245,808	N/A	N/A
(b	)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c	)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d	)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
(e)(1) Not applicable.
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2010	2009
Audit-Related Fees	1.9%	0%
Tax Fees	26.0%	0%
All Other Fees	0%	0%
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer, Controller & CFO
Date: December 17, 2010

*	Print the name and title of each signing officer under his or her signature.